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                                                                  EXHIBIT 10.9.2

                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ORIGINALLY EXECUTED NOVEMBER 18, 1994, BETWEEN
             PROCOM TECHNOLOGY, INC. AND FINOVA CAPITAL CORPORATION
                     (f/k/a GREYHOUND FINANCIAL CORPORATION

This Second Amendment to Loan and Security Agreement ("Second Amendment") is made as of this 30th day of July 1997 between Procom Technology, Inc. ("Procom") and FINOVA Capital Corporation ("FINOVA").

                                   BACKGROUND

A. FINOVA and Procom have previously entered into the certain Loan and Security Agreement dated November 18, 1994 ("Loan Agreement") and the certain Amendment to Loan and Security Agreement dated November __, 1995, both regarding FINOVA's financial accommodations to Procom.

B. Procom has requested certain modification to the Loan Agreement. FINOVA is willing to make certain modification but only on the terms and conditions set forth below.

NOW THEREFORE, with the foregoing Background hereinafter incorporated by reference and made a part hereof, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

        1. INCREASE IN TOTAL FACILITY. The Total Facility, as set forth on page S-1 of the Loan Agreement, is hereby changed from $13,000,000 to $20,000.000.

        2. INCREASE IN REVOLVING CREDIT SUB-LIMIT. Paragraph A. (a) on page S-1 on the Loan Agreement is hereby modified by replacing Six Million Dollars ($6,000,000) with Ten Million Dollars ($10,000,000).

        3. INCREASE IN FLOORPLAN SUB-LIMIT. Paragraph B. (a) on page S-2 of the Loan Agreement is hereby modified by replacing Seven Million Dollars ($7,000,000) with Fifteen Million Dollars ($15,000,000).

        4. EXAMINATION FEES. Examination fees, as set forth on Page S-3 of the Loan Agreement, will only be charged if an Event of Default shall have occurred.

        5. FINANCIAL COVENANTS. Financial Covenants, on Page S-4 of the Loan Agreement, are hereby amended as follows:

                        In the Working Capital paragraph, replace "Five Hundred Thousand Dollars ($500,000)" with "Twenty Million Dollars ($20,000,000).

                        In the Tangible Capital Funds paragraph, replace "One Million Dollars ($100,000,000)" with "Eighteen Million Dollars ($18,000,000).

                        In the Debt to Tangible Capital Funds paragraph, replace "5.0" with "2.0".

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Second Amendment to Loan and Security Agreement
Procom Technology, Inc.

        6. EXTENSION OF INITIAL TERM. The Initial Term, on Page S-5 of the Loan Agreement, shall be replaced with a maturity date of November 18, 1998 and automatically renewed for successive periods of one year each, unless earlier terminated as provided in Section 16.1.

        7. RELEASE OF GUARANTEES. The definition of "Guarantors" on page S-6 of the Loan Agreement is hereby deleted in its entirety and replaced with "means None".

        8. INCORPORATION. The parties acknowledged and agree that this Second Amendment is incorporated into and made part of the Loan Agreement and the First Amendment, the terms and provisions of which, unless expressly modified herein, continue unchanged and in full force and effect. To the extent that any term or provision of this Second Amendment is inconsistent with any term or provision of the Loan Agreement or the First Amendment, the terms and provisions of this Second Amendment shall control.

        9. REAFFIRMATION OF AGREEMENT AND FIRST AMENDMENT. Except as expressly modified herein, Borrower hereby affirms all representations and warranties set forth in the Loan Agreement and the First Amendment again as of this date and warrants and represents that (i) all such representations and warranties are true, accurate and complete in all respects as of this date, and
                (ii) that such warrants and representations are hereby deemed applicable to this Second Amendment, and (iii) that no Event of Default exists under the Loan Agreement or the First Amendment, or would exist with the passage of time, giving of notice, or both.

        10.     MISCELLANEOUS:

                (a) CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Loan Documents.

                (b) THIRD PARTY RIGHTS. No rights are intended to be created hereunder for the benefits of any third party donee, creditor, or incidental beneficiary.

                (c) HEADINGS. The headings of any paragraph of this Second Amendment are for convenience only and shall not be used to interpret any provision hereof.

                (d) OTHER INSTRUMENTS. Borrower agrees to execute any other documents and to submit any other information, in form satisfactory to FINOVA, as FINOVA may reasonably request and as frequently as FINOVA may request, to implement the intentions of the parties hereunder.

                (e) MODIFICATIONS. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                (f) COUNTERPARTS. This Amendment may be executed in counterparts, each of which when taken together shall be one and the same document.

                (g) GOVERNING LAW. The terms and conditions of this Second Amendment shall be governed by the laws of the State of Arizona.



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Second Amendment to Loan and Security Agreement
Procom Technology, Inc.

IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment to the Loan and Security Agreement the day and year first above written.

PROCOM TECHNOLOGY, INC.

By: [SIG]
  ------------------------------

Its: VP FINANCE
   -----------------------------

FINOVA CAPITAL CORPORATION

By: [SIG]
   -----------------------------

Its: VP Manager
   -----------------------------

                  ACKNOWLEDGEMENT AND ACCEPTANCE BY GUARANTORS

/s/ ALEX AYDIN
--------------------------------
    Alex Aydin

/s/ ALEX RAZMJOO
--------------------------------
    Alex Razmjoo

/s/ FRANK ALAGHBAND
--------------------------
    Frank Alaghband

/s/ NICK SHAHRESTANY
--------------------------
    Nick Shahrestany